UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 16, 2024

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition

On October 21, 2024, DMC Global Inc., a Delaware corporation (the “Company”), issued a press release revising its guidance for the quarter ended September 30, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 16, 2024, David Aldous resigned as a member of the Board of Directors of the Company (the “Board”) and ceased to serve as Chairman of the Board, effective immediately. Mr. Aldous’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 16, 2024, Peter Rose notified the Company of his decision to retire from the Board at the end of his current term. Mr. Rose will continue to serve as a director through the Company’s 2025 Annual Meeting of Stockholders and will not stand for re-election at such meeting. Mr. Rose’s decision to retire from the Board was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 16, 2024, the Board appointed current director James O’Leary as Executive Chairman of the Board (which the Board has determined to be an executive office), and current director Ouma Sananikone as Lead Independent Director, each effective immediately. Effective as of October 16, 2024: (i) the size of the Board was reduced from eight directors to seven directors; and (ii) the Board reconstituted the standing committees of the Board as follows:

Audit Committee
Ruth Dreessen (Chair)
Simon Bates
Ouma Sananikone

Compensation Committee
Michael Kelly (Chair)
Simon Bates
Ruth Dreessen

Corporate Governance and Nominating Committee
Ouma Sananikone (Chair)
Simon Bates
Ruth Dreessen
Michael Kelly

Risk Committee
Peter Rose (Chair)
Michael Kelly
James O’Leary

Item 9.01    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	October 21, 2024	By:	/s/ Michelle Shepston
Name: Michelle Shepston
Title: Executive Vice President and Chief Legal Officer